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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                OCTOBER 10, 2006

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                       5804 E. SLAUSON AVE., COMMERCE, CA
                                      90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On October 10, 2006, Blue Holdings, Inc. (the "Registrant") and Long Rap, Inc., a District of Columbia corporation ("Long Rap"), mutually agreed to terminate the Agreement and Plan of Merger ("Merger Agreement") previously entered into on June 19, 2006 among LR Acquisition Corporation, a District of Columbia corporation and the Registrant's wholly-owned subsidiary ("LR Acquisition"), Long Rap, the stockholders of Long Rap and Charles Rendelman, as the Long Rap stockholders' representative, pursuant to which Long Rap would have merged with and into LR Acquisition with LR Acquisition surviving the merger. The Registrant and Long Rap have determined that it would be in the best interests of their respective stockholders not to proceed with the merger at this time.

         In accordance with the provisions of the Merger Agreement, the Registrant will pay Long Rap, within five business days of October 10, 2006, $50,000 and will either (i) pay 50% of the invoices (fees and expenses) delivered by Long Rap's independent registered public accounting firm in connection with the audit of Long Rap financial statements, or (ii) pay the final invoice for audit services directly to the independent registered public accounting firm and remit to Long Rap the difference between the amount of such final invoice and 50% of the total audit fees and expenses.

         The Registrant issued a press release announcing the termination of the Merger Agreement, a copy of which is being furnished as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1     Press Release issued by the Registrant on October 10,
                           2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLUE HOLDINGS, INC.


Date:  October 10, 2006            By:    /s/ Patrick Chow
                                          -------------------------------------
                                          Patrick Chow, Chief Financial Officer
                                          and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                        DESCRIPTION OF EXHIBIT
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     99.1            Press Release issued by the Registrant on October 10, 2006.


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